Supplement dated February 21, 2025

To the Initial Summary Prospectus and Statutory Prospectus dated December 5, 2024

For the Pacific Protective Growth limited premium registered index-linked deferred annuity contract

Issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Pacific Protective Growth limited premium registered index-linked deferred annuity contract statutory prospectus (“Prospectus”) unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at PacificLife.com/Prospectuses. Please read this supplement carefully and keep it with your Prospectus for future reference.

The purpose of this supplement is to provide you with information regarding a state variation.

The following is added to “APPENDIX E: STATE VARIATIONS” and applies to contracts issued on and after March 3, 2025 in Iowa, Louisiana, Maryland, Missouri, Montana, New Jersey, Utah, Virginia, and Vermont:

Right to Cancel (“Free Look”) – You may return this Contract within ten (10) days, or thirty (30) days if a replacement, of receipt. To do so, send it to us or to the Financial Professional who sold it to you. No Withdrawal Charge will be imposed, and we will refund the Purchase Payments less any Withdrawals as of the date the returned Contract is delivered to us in Good Order.